UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2025

CORVEL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19291	33-0282651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5128 Apache Plume Road, Suite 400, Fort Worth, Texas	76109
(Address of Principal Executive Offices)	(Zip Code)

(949) 851-1473

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	CRVL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 7, 2025, CorVel Corporation (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) during which the Company voted on three proposals. At the close of business on June 13, 2025, the record date for the Annual Meeting, the Company had 51,440,930 shares of common stock outstanding. The following sets forth the final results of the voting for the three proposals voted upon at the Annual Meeting.

Election of Directors (Proposal No. 1)

To elect six directors each to serve until the annual meeting of stockholders to be held in 2026, or until his or her successor has been duly elected and qualified. The following sets forth the results of the voting with respect to each director nominee:

Director Candidate	For	Withheld	Broker Non-Votes

Michael G. Combs	46,395,093	1,016,381	1,630,174

Joanna C. Burkey	47,158,201	253,273	1,630,174

Steven J. Hamerslag	44,867,024	2,544,450	1,630,174

Alan R. Hoops	45,622,429	1,789,045	1,630,174

R. Judd Jessup	41,511,275	5,900,199	1,630,174

Jeffrey J. Michael	40,028,742	7,382,732	1,630,174

Ratification of the Appointment of Independent Registered Public Accounting Firm (Proposal No. 2)

To ratify the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026. The following sets forth the results of the voting with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
48,879,993	149,755	11,900	0

Approval of 2025 Stock Incentive Plan (Proposal No. 3)

To approve the 2025 Stock Incentive Plan. The following sets forth the results of the voting with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
39,814,198	7,566,390	30,886	1,630,174

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2025	CORVEL CORPORATION

/s/ Brandon T. O’Brien
Brandon T. O’Brien, Chief Financial Officer